PREFERRED STOCK

ACQUISITION AGREEMENT

This ACQUISITION AGREEMENT is entered into and made effective as of the 5th day of May, 2013 by and between Novation Holdings, Inc., a Florida Corporation ("NOHO" or “Buyer”); and the undersigned preferred shareholders (“Sellers”) of Crown City Pictures, Inc., a Delaware corporation (CCPI) for the transfer to Buyer at closing, of all of the outstanding preferred stock of CCPI.

WHEREAS, Sellers own all of the issued and outstanding Series A Convertible Preferred Stock (the Preferred Stock”) of CCPI; and

WHEREAS, the Preferred Stock is a convertible voting preferred stock having a total of 51 percent of the total voting power of all classes of stock of CCPI, and convertible into 51 percent of the resulting issued and outstanding common stock of CCPI at the election of the holder; and

WHEREAS, Buyer holds a convertible promissory note dated January 2, 2013 in the original principal amount of $164,546.50 issued by Alternative Energy Partners, Inc. (“AEGY)”), a Florida corporation controlled by Buyer (the “Convertible Note”); and

WHEREAS, Buyer desires to acquire the Preferred Stock from Sellers and Sellers desire to sell the Preferred Stock to Buyer on the terms set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the Parties hereto agree as follows:

1.    SALE AND PURCHASE.

1.1

NOHO PURCHASE.  Subject to the terms and conditions herein set forth, NOHO hereby agrees to acquire the Preferred Stock and Sellers hereby agree to transfer the Preferred Stock to NOHO.

1.2       CONSIDERATION.

  As consideration for the transfer of the Preferred Stock to Buyer, Buyer shall transfer and convey to Sellers all of Buyer’s interest in the Convertible Note, which Buyer shall cause to be divided and reissued as replacement notes totaling $164,546.50, with each seller included in Sellers receiving a proportionate part of the original principal balance of the Promissory as shall be equal to that seller’s proportionate ownership of the Preferred Stock.

2.  REPRESENTATIONS AND WARRANTIES

2.1

REPRESENTATIONS AND WARRANTIES OF SELLERS.  Sellers represent and warrant as follows:

a)

CORPORATE ORGANIZATION AND GOOD STANDING.  Each corporate or other entity which is a seller included in Sellers (an “Entity Seller”),  is duly organized, validly existing, and in good standing under the laws of the state of its formation and is qualified to do business as a foreign corporation or entity in each jurisdiction, if any, in which its property or business requires such qualification.

b)

 CORPORATE AUTHORITY.  Each Entity Seller has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

c)

AUTHORIZATION.  Execution of this Agreement has been duly authorized and approved by the Sellers.

   d)

LIABILITIES.  To the knowledge of Sellers, there are no claims, demands, liens, debts or other liabilities of any kind asserted against, secured by, or otherwise a claim on or against the Preferred Stock, and Sellers have full authority and right to transfer the Preferred Stock to Buyer, free of any and all claims, demands, liens, debts or other liabilities.

2.2

REPRESENTATIONS AND WARRANTIES OF BUYER. The Buyer represents and warrants as follows:

     a)       CORPORATE ORGANIZATION AND GOOD STANDING.  Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

      b)

   CORPORATE AUTHORITY.  Buyer has all requisite corporate power and authority to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

       c)

    NO VIOLATION.  Consummation of the acquisition contemplated herein will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation by which Buyer is bound.

        d)   REPORTING STATUS. Buyer is a fully reporting public company under Section 15(g) of the Securities and Exchange Act of 1934, and is current on its filing obligations under Section 15.  Buyer has filed all required periodic reports with the Securities & Exchange Commission (the "Commission") on Forms 10-Q and 10-K through the fiscal year ended August 31, 2011, and all required Form 8-K reports, all such reports are true and correct in all material respects and contain no misrepresentation of a material fact or omission of a material fact.  The common shares of Buyer are listed for trading on the NASD OTC BB under the symbol "NOHO".  Buyer has not received and there are no outstanding Commission Staff comment letters, stop orders or other regulatory actions, and no letters, comments, investigations or other actions pending or threatened by the Commission or by the Financial Industry Regulatory Authority (FINRA) against or relating to Buyer and there are no outstanding fees, fines or other amounts due to FINRA, the SEC, PCAOB or any other regulatory agency..

e)

  AUTHORITY; NO VIOLATION.

(1)

Buyer has full corporate power and authority to execute and deliver this Agreement and to comply with the terms hereof and consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by Buyer and the Sellers as the owners of all of the Preferred Shares.  Assuming due authorization, execution and delivery by the other Parties, this Agreement constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforcement may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other similar laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law, or (iii) the specific terms and conditions of this Agreement.

(2)

Neither the execution and delivery of this Agreement by Buyer nor the consummation by Buyer of the transactions contemplated hereby, nor compliance by Buyer with any of the terms or provisions hereof, will (A) violate any provision of the Certificate of Registration or Constitution or the certificates of registration or constitution, or other charter or organizational documents, of Buyer or (B) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Buyer or any of its properties or assets, the violation of which would have a material adverse effect, or (C) violate, conflict with, result in a breach of any provision of or the loss of any material benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of any or all rights or benefits or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, increase any rate of interest payable or result in the creation of any lien upon any of the respective properties or assets of Buyer under, any authorization or of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract, or other instrument or obligation to which is a party, or by which its properties, assets or business activities may be bound or affected.

3.  CONDITIONS PRECEDENT

3.1

Conditions to Each Party’s Obligations. The respective obligations of each Party hereunder shall be subject to the satisfaction prior to or at the Closing of the following conditions:

a)

No Restraints. No statute, rule, regulation, order, decree, or injunction shall have been enacted, entered, promulgated, or enforced by any court or governmental entity of competent jurisdiction which enjoins or prohibits the consummation of this Agreement and shall be in effect.

b)

Legal Action. There shall not be pending or threatened in writing any action, proceeding, or other application before any court or governmental entity challenging or seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain any material damages.

3.2

Conditions to Sellers’s Obligations. The obligations of Sellers shall be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Sellers:

a)

Representatives and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. “Material Adverse Effect” for purposes of this Agreement shall mean any change or effect that, individually or when taken together with all other such changes or effects which have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, assets, financial condition, or results of operation of the entity.

b)

Performance of Obligations of Buyer. Buyer shall have performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement.

3.3

Conditions to Buyer’s Obligations. The obligations of Buyer shall be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Buyer:

a)

Representatives and Warranties of Sellers. The representations and warranties of Sellers set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement, or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement.

b)

Performance of Sellers and Sellers. Sellers and Sellers shall have performed all agreements and covenants required to be performed by them under this Agreement prior to Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement.

4. CLOSING AND DELIVERY OF DOCUMENTS

4.1

Time and Place. The Closing of the transaction contemplated by this Agreement shall take place at the offices of Buyer, unless otherwise agreed by the Parties, immediately upon the full execution of this Agreement, and the satisfaction of all conditions, specifically the delivery of all required documents, or at such other time and place as the Parties mutually agree, but in no event later than May 7, 2013.  All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.  The date of Closing may be accelerated or extended by agreement of the parties.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

4.2

Deliveries by Sellers. At Closing, Sellers shall make the following deliveries to Buyer and IFRS:

a)

Certified resolutions of the Board of Directors of any Entity Sellers authorizing the execution and performance of this Agreement.

b)

Transfer documents of Sellers for transfer of the Preferred Stock to Buyer and IFRS.

4.3

Deliveries by Buyer. At Closing, Buyer shall make the following deliveries to Sellers:

a)

Assignment of the Convertible Not to Sellers;

b)

Certified resolutions of the Board of Directors of Buyer authorizing the execution and performance of this Agreement; and

c)

Replacement convertible promissory notes of AEGY, on the same terms and conditions as the Convertible Note,  in the name of each of the Sellers as provided in Paragraph 1.

5.  INDEMNIFICATION AND ARBITRATION

5.1.

Indemnification. The Sellers and Sellers, on the one hand, and the Buyer and IFRS, on the other hand, (each party, “Indemnifying Party”) shall agree to indemnify, and hold harmless the other party (“Indemnified Party”) from any and all claims, demands, liabilities, damages, losses, costs and expenses that the other party shall incur or suffer, including attorneys fees and costs, that arise, result from or relate to any breach of, or failure by Indemnifying Party to perform any of their respective representations, warranties, covenants, or agreements in this Agreement or in any exhibit, addendum, or any other instrument furnished by the Indemnifying Party under this Agreement.

5.2

Arbitration and Governing Law. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this Agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Florida.

a)

The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the State of Florida.  Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

b)

The law applicable to the arbitration and this Agreement shall be that of the State of  Florida, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

c)

The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order.  The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

d)   Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

e)   Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement.  Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

f)   In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

g)  The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

h)  It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

6.  GENERAL PROVISIONS.

6.1

FURTHER ASSURANCES.  From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

6.2

WAIVER.  Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

6.3

BROKERS.  Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

6.4

NOTICES.  All notices and other communications hereunder shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, as follows:

If to Sellers, to the addresses of each seller as set forth on Appendix “A” hereto.:

If to Buyer, to:

Novation Holdings, Inc.

1800 NW Corporate Boulevard, Suite 201

Boca Raton, FL 33431

Attention:  Michael Gelmon, CEO

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail, such notice shall be deemed given upon receipt and delivery or refusal.

6.5

ASSIGNMENT.  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

6.6

COUNTERPARTS.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

6.7

REVIEW OF AGREEMENT.  Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel.  In the interpretation of this Agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

6.8

SCHEDULES.  All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

NOVATION HOLDINGS, INC.

BY:___/s/_________________

     Michael Gelmon

ITS: CEO

Sayre Equity Markets, Inc.

By: _______________________

__________________________

John Arellano

Bills Properties, LLC

By: _______________________

Alexander Capital Equity Corp

By: _______________________

The Greenfield Fund, Inc

By: _______________________

___________________________

Tony Hsu

___________________________

Kelvin Pan

Manuel Capital Markets, Inc.

By:________________________

___________________________

Richard Yamakawa

___________________________

Roy Omoto

___________________________

Peter D. Mayor

___________________________

Benjamin Millan